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                        PBHG Insurance Series Fund, Inc.
------------------------------------------------------------------------------
                         PBHG Large Cap Growth Portfolio













                                                                   Annual Report
                                                               December 31, 1998

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio


Dear Shareholder:

The PBHG Insurance Series Fund, Inc. - PBHG Large Cap Growth Portfolio returned 30.63% for the fiscal year ended December 31, 1998. This compares favorably to the 38.71% and 28.59% returns of the benchmarks, the Russell 1000 Growth Index and S&P 500 Index, respectively. We view the Portfolio's results as gratifying, since only 14% of active equity mutual fund managers out-performed the S&P 500 Index in 1998. The most notable driver of Portfolio performance was the Technology sector, which was not only the largest contributor to performance for the year, but also the largest contributor in each of the year's four quarters. This consistency of performance may seem unusual, given that the sector is often derided for being unpredictable and unmanageable. However, in our opinion, technology remains the fastest growing sector of our economy and thus the area to find the greatest number of high-quality, fast-growing companies. The U.S. maintains a clear competitive advantage in technology over the rest of the world, which we believe bodes well for the continued superior growth of this sector and presents a wealth of promising investment opportunities. Consequently, we expect to continue to exhibit an over-weighted technology position in the Portfolio.

Our other two over-weighted sectors, Healthcare and Services, also contributed solidly to overall Portfolio performance. In healthcare, our drug company holdings topped the list of performers. For the year, only 3 of our 14 healthcare holdings significantly under-performed the S&P 500. The services sector demonstrated a notable lack of consistency, which likely reflects the very diverse nature of this sector. Just six holdings contributed most of the positive performance of this sector. We hope to experience a broadening base of performers in this important sector as we move forward.

The other significant contributor to overall performance was the Industrial/General Manufacturing sector, which despite having just two holdings, contributed nearly as much to the year's overall performance as the services sector. Both holdings, Harley Davidson and Danaher, were rewarded by investors for providing consistently strong financial results.

We were fortunate to be underweighted in the weak performing sectors of energy and financial services. The energy sector performed poorly due to declining prices for oil and natural gas resulting from the slowdown in several of the world's regional economies. Financial services companies suffered as a result of a global liquidity scare that still lingers to some extent.

Unfortunately, not all of the Portfolio's holdings performed well in 1998. We sold a number of positions because of deteriorating fundamentals -- some sold before the stock price collapsed and some after. We recognize that investors hate negative surprises. Consequently, we plan to work even harder in 1999 to discern changes at the margin in the fundamental business trends of the companies we own -- changes that portend negative outcomes going forward. While we fully expect a few negative surprises, we will strive to better anticipate them and take the appropriate actions.

It is clear that investors favored large-cap growth stocks above all others during 1998. Determining factors seemed to be sustainable, above-average rates of growth in a challenging aggregate growth environment, and trading liquidity that allowed investors to react quickly if deemed necessary. In addition to the strong business fundamentals evidenced by our companies, we think these two factors also contributed to the Portfolio's performance over the course of 1998. At least to some extent, we are grateful for having been in the right place at the right time. Nonetheless, we continue to believe that high quality, strong secular (not cyclical) growth companies consistently represent the most promising investment opportunities.

                                       1

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       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio


As we enter 1999, the equity markets are in a decidedly bullish mood. Recent concerns about economic problems around the world, hedge fund shenanigans, terrorist activities, war with Iraq and even the historic impeachment of an American President appear to have dissipated among investors. While we do not expect a major sustained downdraft in equity markets in the presence of a low interest rate environment, a stable U.S. economy, and an accommodating Federal Reserve, we also do not expect the current euphoria to last all year. One feature we do expect the equity markets to have in common with 1998 is volatility. Volatility correlates directly with valuation levels, and with valuations at historically high levels, we do not expect many dull moments.

We continue to like the long-term prospects of the growth companies we own. Superior technologies or services, balance sheets, business models, and ability to execute are all characteristics commonly found in top quality growth companies that contribute to sustained, above-average growth rates. We believe companies with these characteristics will continue to be sought out by investors.

In closing, we thank you for your confidence in Pilgrim Baxter & Associates, Ltd. and in the PBHG Insurance Series Fund, Inc.

Sincerely,



/s/ James D. McCall
-------------------------
James D. McCall, CFA
Portfolio Manager



                                       2

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       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio



             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998(1)
------------------------------------------------------------------------------
                                                                      Annualized
                                            One Year                 Inception to
                                             Return                      Date(2)
------------------------------------------------------------------------------
PBHG Large Cap Growth Portfolio              30.63%                     29.68%


Comparison of Change in the Value of a $10,000 Investment in the PBHG Large Cap
  Growth Portfolio, versus the Russell 1000 Growth Index, the Lipper Growth Funds Average and the S&P 500 Index



        [IN THE PRINTED VERSION THERE IS A LINE GRAPH WITH THE FOLLOWING
                             PLOT POINTS DEPICTED.]


       PBHG Large          Russell 1000      Lipper Growth       S&P 500
       Growth Portfolio    Growth Index(3)   Funds Average(4)    Index(5)
       ----------------    ---------------   ----------------    --------


4/97      10000                 10000           10000            10000
6/97      10780                 11151           11153            11083
9/97      11961                 11989           12324            11912
12/97     11821                 12171           12173            12255
3/98      13511                 14015           13741            13963
6/98      14112                 14650           13991            14424
9/98      12350                 13322           12133            12992
12/98     15440                 16884           14882            15759



(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The PBHG Large Cap Growth Portfolio commenced operations on May 1, 1997.

(3) The Russell 1000 Growth Index is an unmanaged index comprised of those securities in the Russell 1000 Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

(4) The Lipper Growth Funds Average is an equally weighted bench-mark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net assets value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

(5) The Standard & Poor's ("S&P") 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.

       PBHG Insurance Series Fund, Inc.
[LOGO] ----------------------------------------------------------------
       PBHG Large Cap Growth Portfolio

STATEMENT OF NET ASSETS
As of December 31, 1998

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                          Shares     (000)
-----------------------------------------------------------------------
COMMON STOCK -- 91.3%
CONSUMER -- 11.7%
BUILDING MATERIAL CHAINS -- 1.7%
Home Depot                                            3,400     $  208
-----------------------------------------------------------------------
                                                                   208
-----------------------------------------------------------------------
ENTERTAINMENT/MOVIES -- 2.0%
Carnival, Cl A                                        5,300        254
-----------------------------------------------------------------------
                                                                   254
-----------------------------------------------------------------------
FUNERAL HOMES/SERVICES -- 0.5%
Service Corporation International                     1,800         69
-----------------------------------------------------------------------
                                                                    69
-----------------------------------------------------------------------
RETAIL-APPAREL -- 0.5%
Jones Apparel Group*                                  2,800         62
-----------------------------------------------------------------------
                                                                    62
-----------------------------------------------------------------------
RETAIL-DISCOUNT STORES -- 2.6%
Family Dollar Stores                                  5,800        128
Wal-Mart Stores                                       2,500        203
-----------------------------------------------------------------------
                                                                   331
-----------------------------------------------------------------------
RETAIL-HOME FURNISHING -- 0.4%
Ethan Allen Interiors                                 1,100         45
-----------------------------------------------------------------------
                                                                    45
-----------------------------------------------------------------------
RETAIL-OFFICE PRODUCTS/SUPPLIES -- 2.6%
Staples*                                              7,500        328
-----------------------------------------------------------------------
                                                                   328
-----------------------------------------------------------------------
RETAIL-SPECIALTY -- 0.4%
Borders Group*                                        2,000         50
-----------------------------------------------------------------------
                                                                    50
-----------------------------------------------------------------------
RETAIL-SUPERMARKET/DRUG STORES -- 1.0%
CVS                                                   2,300        127
-----------------------------------------------------------------------
                                                                   127
-----------------------------------------------------------------------
 TOTAL CONSUMER (COST $1,139)                                    1,474
-----------------------------------------------------------------------
ENERGY -- 0.2%
CONTRACT DRILLING -- 0.2%
Santa Fe International                                  600          9
Transocean Offshore                                     600         16
-----------------------------------------------------------------------
                                                                    25
-----------------------------------------------------------------------
 TOTAL ENERGY (COST $58)                                            25
-----------------------------------------------------------------------
FINANCIAL -- 4.6%
CONSUMER FINANCE -- 3.1%
Associates First Capital                              5,600        237
Newcourt Credit Group                                 4,400        154
-----------------------------------------------------------------------
                                                                   391
-----------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
Heller Financial*                                     2,900         85
-----------------------------------------------------------------------
                                                                    85
-----------------------------------------------------------------------
MORTGAGE RELATED -- 0.8%
MGIC Investments                                      2,600        104
-----------------------------------------------------------------------
                                                                   104
-----------------------------------------------------------------------
TOTAL FINANCIAL (COST $599)                                       580
-----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                Market
                                                                 Value
Description                                          Shares      (000)
-----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTH -- 21.1%
BIOTECHNOLOGY -- 1.0%
Genentech*                                            1,600     $  128
-----------------------------------------------------------------------
                                                                   128
-----------------------------------------------------------------------
CONTRACT RESEARCH -- 2.1%
Quintiles Transnational*                              5,000        267
-----------------------------------------------------------------------
                                                                   267
-----------------------------------------------------------------------
DRUGS/PHARMACEUTICALS -- 7.5%
Lilly (Eli) & Company                                 1,200        106
Merck & Company                                       1,000        148
Pfizer                                                2,300        288
Schering-Plough                                       4,500        248
Watson Pharmaceutical*                                2,500        157
-----------------------------------------------------------------------
                                                                   947
-----------------------------------------------------------------------
HOSPITAL -- 2.5%
Health Management Associates*                        14,500        314
-----------------------------------------------------------------------
                                                                   314
-----------------------------------------------------------------------
HOSPITAL SUPPLIES -- 1.7%
Cardinal Health                                       2,800        212
-----------------------------------------------------------------------
                                                                   212
-----------------------------------------------------------------------
INFORMATION SYSTEMS -- 1.6%
HBO & Company                                         7,100        204
-----------------------------------------------------------------------
                                                                   204
-----------------------------------------------------------------------
MEDICAL DEVICES -- 1.9%
Guidant                                               2,100        232
-----------------------------------------------------------------------
                                                                   232
-----------------------------------------------------------------------
MEDICAL/DENTAL DISTRIBUTORS -- 0.4%
Henry Schein*                                         1,000         45
-----------------------------------------------------------------------
                                                                    45
-----------------------------------------------------------------------
PHARMACEUTICAL SERVICES -- 1.6%
Omnicare                                              5,800        202
-----------------------------------------------------------------------
                                                                   202
-----------------------------------------------------------------------
SPECIAL OUTPATIENT FACILITY -- 0.8%
HealthSouth*                                          6,500        100
-----------------------------------------------------------------------
                                                                   100
-----------------------------------------------------------------------
 TOTAL HEALTH (COST $2,178)                                      2,651
-----------------------------------------------------------------------
INDUSTRIAL/GENERAL MANUFACTURING -- 5.1%
AUTO-RELATED -- 2.4%
Harley-Davidson                                       6,400        303
-----------------------------------------------------------------------
                                                                   303
-----------------------------------------------------------------------
MULTI-INDUSTRY -- 2.7%
Danaher                                               6,300        342
-----------------------------------------------------------------------
                                                                   342
-----------------------------------------------------------------------
 TOTAL INDUSTRIAL/GENERAL MANUFACTURING
   (COST $402)                                                     645
-----------------------------------------------------------------------
SERVICE -- 21.5%
CELLULAR TOWERS -- 0.7%
American Tower Systems*                               2,900         86
-----------------------------------------------------------------------
                                                                    86
-----------------------------------------------------------------------

                                        4

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       PBHG Insurance Series Fund, Inc.
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       PBHG Large Cap Growth Portfolio

----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                          Shares     (000)
-----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
COMMERCIAL SERVICES -- 0.8%
Central Parking                                       3,000    $    97
-----------------------------------------------------------------------
                                                                    97
-----------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 4.6%
Global Crossing*                                      2,700        122
MCI Worldcom*                                         4,500        323
Qwest Communications International*                   2,700        135
-----------------------------------------------------------------------
                                                                   580
-----------------------------------------------------------------------
EDUCATIONAL SERVICES -- 1.2%
Apollo Group, Cl A*                                   4,400        149
-----------------------------------------------------------------------
                                                                   149
-----------------------------------------------------------------------
EMPLOYMENT SERVICES-PROFESSIONAL -- 0.2%
Select Appointments*                                  1,500         32
-----------------------------------------------------------------------
                                                                    32
-----------------------------------------------------------------------
ENVIRONMENTAL -- 3.5%
Allied Waste Industries*                              7,700        182
Waste Management                                      5,600        261
-----------------------------------------------------------------------
                                                                   443
-----------------------------------------------------------------------
MARKETING INFORMATION -- 0.5%
IMS Health                                              800         60
-----------------------------------------------------------------------
                                                                    60
-----------------------------------------------------------------------
RADIO/TELEVISION -- 6.4%
Chancellor Media, Cl A*                               3,000        144
Clear Channel Communications*                         6,048        330
Fox Entertainment Group*                              5,300        133
Jacor Communications*                                 1,500         96
Univision Communications*                             2,900        105
-----------------------------------------------------------------------
                                                                   808
-----------------------------------------------------------------------
SYSTEMS INTEGRATOR -- 2.6%
Computer Horizons*                                    2,200         58
Keane*                                                3,000        120
Sapient*                                              2,600        146
-----------------------------------------------------------------------
                                                                   324
-----------------------------------------------------------------------
TRANSACTIONS PROCESSING -- 1.0%
Fiserv*                                               2,600        134
-----------------------------------------------------------------------
                                                                   134
-----------------------------------------------------------------------
 TOTAL SERVICE (COST $2,237)                                     2,713
-----------------------------------------------------------------------
TECHNOLOGY -- 26.6%
COMPUTER-MANUFACTURING -- 2.8%
Dell Computer*                                        4,800        351
-----------------------------------------------------------------------
                                                                   351
-----------------------------------------------------------------------
DATA STORAGE -- 2.8%
EMC*                                                  4,100        349
-----------------------------------------------------------------------
                                                                   349
-----------------------------------------------------------------------
NETWORKING HARDWARE -- 4.2%
Ascend Communications*                                1,800        118
Cisco Systems*                                        4,375        406
-----------------------------------------------------------------------
                                                                   524
-----------------------------------------------------------------------
NETWORKING SOFTWARE -- 1.9%
Networks Associates*                                  2,400        159
Veritas Software*                                     1,400         84
-----------------------------------------------------------------------
                                                                   243
-----------------------------------------------------------------------

----------------------------------------------------------------------
                                                     Shares/
                                                      Face     Market
                                                     Amount    Value
Description                                          (000)     (000)
-----------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
SEMI-CONDUCTOR MANUFACTURING -- 3.3%
Intel                                                 1,100    $   130
Linear Technology                                     2,500        224
Motorola                                                900         55
-----------------------------------------------------------------------
                                                                   409
-----------------------------------------------------------------------
SOFTWARE-CLIENT/SERVER -- 2.2%
Compuware*                                            3,600        281
-----------------------------------------------------------------------
                                                                   281
-----------------------------------------------------------------------
SOFTWARE-DESKTOP -- 2.5%
Microsoft*                                            2,300        319
-----------------------------------------------------------------------
                                                                   319
-----------------------------------------------------------------------
SOFTWARE-ENTERPRISE RESOURCE PLANNING -- 0.7%
J.D. Edwards & Company*                               3,200         91
-----------------------------------------------------------------------
                                                                    91
-----------------------------------------------------------------------
SOFTWARE-INTERNET -- 5.3%
America Online*                                       3,400        544
Mindspring Enterprises*                               2,000        122
-----------------------------------------------------------------------
                                                                   666
-----------------------------------------------------------------------
SOFTWARE-SYSTEM/MAINFRAME -- 0.9%
BMC Software*                                         2,600        116
-----------------------------------------------------------------------
                                                                   116
-----------------------------------------------------------------------
 TOTAL TECHNOLOGY (COST $1,794)                                  3,349
-----------------------------------------------------------------------
TRANSPORTATION -- 0.5%
SURFACE TRANSPORTATION -- 0.5%
Coach USA*                                            1,800         62
-----------------------------------------------------------------------
                                                                    62
-----------------------------------------------------------------------
 TOTAL TRANSPORTATION (COST $80)                                    62
-----------------------------------------------------------------------
 TOTAL COMMON STOCK (COST $8,487)                               11,499
-----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.9%
Morgan Stanley
 4.50%, dated 12/31/98, matures 01/04/99,
 repurchase price $1,631,113 (collateralized by
 U.S. Treasury Note: total market value
 $1,669,763)(A)                                      $1,630      1,630
-----------------------------------------------------------------------
 Total Repurchase Agreement
   (Cost $1,630)                                                 1,630
-----------------------------------------------------------------------
TOTAL INVESTMENTS -- 104.2%
 (COST $10,117)                                                 13,129
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (4.2%)
Other Assets and Liabilities, Net                                 (531)
-----------------------------------------------------------------------
NET ASSETS
Paid-in capital (authorized 500 million shares
 - $0.001 par value) based on 815,773
 outstanding shares of common stock                              9,988
Accumulated net realized loss on investments                      (402)
Net unrealized appreciation on investments                       3,012
-----------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                      12,598
-----------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE       $ 15.44
-----------------------------------------------------------------------

*Non-income producing security
(A) -- Tri-party repurchase agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

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       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio

STATEMENT OF OPERATIONS (000)
For the period ended December 31, 1998

INVESTMENT INCOME:
  Dividends.................................................   $   12
  Interest..................................................       64
                                                               ------
    Total Investment Income.................................       76
                                                               ------
EXPENSES:
  Investment Advisory Fees..................................       62
  Administrative Fees.......................................       12
  Custodian Fees............................................        2
  Professional Fees.........................................        5
  Transfer Agent Fees.......................................       26
  Printing Fees.............................................       14
  Directors' Fees...........................................        3
  Amortization of Deferred Organizational Costs.............        2
  Insurance and Other Fees..................................        1
                                                               ------
    Total Expenses..........................................      127
                                                               ------
  Waiver of Investment Advisory Fees........................      (36)
                                                               ------
    Net Expenses............................................       91
                                                               ------
NET INVESTMENT LOSS.........................................      (15)
                                                               ------
  Net Realized Loss from Security Transactions..............     (341)
  Net Change in Unrealized Appreciation on Investments......    2,780
                                                               ------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............    2,439
                                                               ------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............   $2,424
                                                               ======

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio

STATEMENT OF CHANGES IN NET ASSETS (000)
For the year ended December 31, 1998 and the period ended December 31, 1997

                                                              01/01/98   05/01/97(1)
                                                                 TO          TO
                                                              12/31/98    12/31/97
                                                              --------   -----------
INVESTMENT ACTIVITIES:
  Net Investment Loss.......................................      (15)         --
  Net Realized Loss from Security Transactions..............     (341)        (61)
  Net Change in Unrealized Appreciation on Investments......    2,780         232
                                                              -------      ------
  Net Increase in Net Assets Resulting from Operations......    2,424         171
                                                              -------      ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income.....................................       --          --
  Net Realized Gains from Security Transactions.............       --          --
                                                              -------      ------
  Total Distributions.......................................       --          --
                                                              -------      ------
CAPITAL SHARE TRANSACTIONS (A):
  Shares Issued.............................................   11,045       6,225
  Shares Issued upon Reinvestment of Distributions..........       --          --
  Shares Redeemed...........................................   (5,787)     (1,497)
                                                              -------      ------
  Increase in Net Assets Derived from Capital Share
    Transactions............................................    5,258       4,728
                                                              -------      ------
    Total Increase in Net Assets............................    7,682       4,899
                                                              -------      ------
NET ASSETS:
  Beginning of Period.......................................    4,916          17
                                                              -------      ------
  End of Period.............................................   12,598       4,916
                                                              =======      ======

(A) SHARES ISSUED AND REDEEMED:
  Shares Issued.............................................      838         547
  Shares Issued upon Reinvestment of Distributions..........       --          --
  Shares Redeemed...........................................     (438)       (133)
                                                              -------      ------
  Net Increase in Shares Outstanding........................      400         414
                                                              =======      ======

(1) The PBHG Large Cap Growth Portfolio commenced operations on May 1, 1997. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio

FINANCIAL HIGHLIGHTS
For the period ended December 31, 1998
For a Share Outstanding Throughout each Fiscal Year or period

                                   Net                                                                        Net
                                  Asset        Net        Realized and     Distributions   Distributions     Asset
                                  Value     Investment     Unrealized        from Net          from          Value
                                Beginning     income     Gains or Losses    Investment        Capital         End       Total
                                of Period     (Loss)      on Securities       Income           Gains       of Period    Return
-------------------------------------------------------------------------------------------------------------------------------
1998.........................    $11.82      $ (0.02)         $3.64              --           --            $15.44      30.63%
1997(1)......................     10.00           --           1.82              --           --             11.82      18.20%+

                                                                                     Ratio of
                                                                         Ratio      Net Income
                                  Net                     Ratio of    of Expenses     (Loss)
                                Assets        Ratio      Net Income   to Average    to Average
                                  End      of Expenses     (Loss)     Net Assets    Net Assets      Portfolio
                               of Period   to Average    to Average   (Excluding    (Excluding      Turnover
                                 (000)     Net Assets    Net Assets    Waivers)      Waivers)         Rate
-------------------------------------------------------------------------------------------------------------------------------
1998.........................   $12,598       1.10%        (0.19)%       1.53%      (0.62)%            41.51%
1997(1)......................     4,916       1.10%*        0.00 %*      5.21%*     (4.11)%*           37.42%

 * Annualized.
 + Total return has not been annualized.
(1) The PBHG Large Cap Growth Portfolio commenced operations on May 1, 1997. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio


NOTES TO FINANCIAL STATEMENTS
As of December 31, 1998

1. ORGANIZATION

The PBHG Large Cap Growth Portfolio (the "Portfolio") is a series of the PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and six others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio") and the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") (collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio, which is classified as a non-diversified management investment company. The financial statements presented herein do not include the Growth II Portfolio, the Technology & Communications Portfolio, the Small Cap Value Portfolio, the Large Cap Value Portfolio, the Select 20 Portfolio, or the Mid-Cap Value Portfolio which are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At December 31, 1998, 97% of the outstanding shares of the Portfolio were held by the separate accounts of one participating Insurance Company.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the primary exchange (currently 4:00 p.m., Eastern time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the most recent bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 1998, primarily attributable to certain net operating losses, which for tax purposes, are not available to offset future income or have been used to offset net short-term capital gains, have been reclassified to the following account:

                                                Paid-In-Capital
                                                ---------------
Large Cap Growth Portfolio                          $15,417

These reclassifications have no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund and followed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio, and are being amortized on a straight line basis over a period of sixty months. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

       PBHG Insurance Series Fund, Inc.
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       PBHG Large Cap Growth Portfolio


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.75% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.10%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.10%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's net assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.10%, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. At December 31, 1998, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement was $87,996.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, for the period January 1, 1998 to April 30, 1998, the Administrator paid the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to the first $2.5 billion of the total average daily net assets of (i) the Fund, and (ii) The PBHG Funds, Inc., another family of funds managed by the Adviser, and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total daily net assets of
(i) the Fund and (ii) The PBHG Funds, Inc. in excess of $2.5 billion. Effective May 1, 1998 the Administrator pays the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.040% with respect to the first $2.5 billion of the average daily net assets of (i) the Fund, (ii) The PBHG Funds, Inc., and (iii) PBHG Advisor Funds, Inc., other fund families managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each Portfolio in the PBHG Fund Family, and 0.020% of the average daily net assets of each Portfolio in the PBHG Fund Family in excess of $10 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank, serves as the custodian for the Fund.

Effective January 2, 1998, the Fund entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. to assist in the provision of these services. For the year ended December 31, 1998 PBHG Fund Services was paid $7,000 by the Portfolio for transfer agent services.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolio for the year ended December 31, 1998, amounted to $7,435,572 and $2,965,311, respectively.

The aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for federal income tax purposes at December 31, 1998, amounted to $3,350,846 and $338,198, respectively. The total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes at December 31, 1998 was not materially different from amounts reported for financial reporting purposes. At December 31, 1998 the Portfolio had a $401,498 capital loss carryforward, $60,546 and $340,952 expiring in December 2005 and December 2006, respectively, which can be used to offset future capital gains.

5. LINE OF CREDIT

The Portfolio may borrow, an amount up to its prospectus defined limitations, from a committed line of credit available to (i) the Fund, (ii) The PBHG Funds, Inc. and (iii) PBHG Advisor Funds, Inc. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.40%. The Portfolio had no outstanding borrowing at December 31, 1998, or at any time during the year ended December 31, 1998.

PBHG Insurance Series Fund, Inc.
-------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF THE PBHG INSURANCE SERIES FUND, INC.:

In our opinion, the accompanying statement of net assets of the PBHG Large Cap Growth Portfolio of PBHG Insurance Series Fund, Inc., and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the PBHG Large Cap Growth Portfolio (the "Fund") at December 31, 1998, and the results of its operations for the year then ended, changes in its net assets for each of the two years (or period) in the period then ended and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 28, 1999

       PBHG Insurance Series Fund, Inc.
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       PBHG Large Cap Growth Portfolio


NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have a December 31, 1998 taxable year end, this notice is for informational purposes only.

For shareholders with a December 31, 1998 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 1998, the Funds are designating net capital gains and qualifying dividends with regard to distributions paid during the year as follows:

                                                                   (A)             (B)             (C)           (D)
                                                                   NET          ORDINARY
                                                              CAPITAL GAINS      INCOME           TOTAL
                                                              DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   QUALIFYING
FUND                                                           (TAX BASIS)     (TAX BASIS)     (TAX BASIS)    DIVIDENDS(1)
----                                                          -------------   -------------   -------------   ----------
Large Cap Growth Portfolio..................................         0%              0%              0%           89%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

 * Items (A) and (B) are based on a percentage of each portfolio's distributions.

** Item (D) is based on a percentage of ordinary income distributions of each portfolio.

None of the Portfolios qualify in California, Connecticut, or New York to pass through exempt interest dividends from U.S. government obligations.

                                     [LOGO]
                         PBHG Insurance Series Fund, Inc.


                               Investment Adviser
                        Pilgrim Baxter & Associates, Ltd.

                                   Distributor
                        SEI Investments Distribution, Co.